Exhibit 10.1

Alfred J. Landegger, Esq. – State Bar No. 84419

alfred@landeggeresq.com

Michael S. Lavenant, Esq. – State Bar No. 198765

michael@landeggeresq.com

Oscar E. Rivas, Esq. – State Bar No. 211510

oscar@landeggeresq.com

LANDEGGER, BARON, LAVENANT & INGBER, ALC

15760 Ventura Boulevard, Suite 1200

Encino, California 91436

Tel: 818.986.7561 - Fax: 818.986.5147

Attorneys for Defendants

U.S. Remodelers, Inc. & U.S. Home Systems, Inc.

Gregory D. Helmer, Esq. – State Bar No. 150184

ghelmer@helmerfriedman.com

Andrew H. Friedman, Esq. – State Bar No. 153166

afriedman@helmerfriedman.com

HELMER — FRIEDMAN, LLP

723 Ocean Front Walk

Venice, California 90291

Tel: 310.396.7714 - Fax: 310.396.9215

Attorneys for Plaintiffs

UNITED STATES DISTRICT COURT

FOR THE CENTRAL DISTRICT OF CALIFORNIA

KENNETH JOHN LODGE, JUDSON	)	CASE NO.: CV07-05409 CAS
LERTZMAN, BARBARA GALARO	)	(AJWx)
AND MICHAEL HOPKINS,	)
individually and on behalf of all others	)	[Honorable Judge Christina A.
similarly situated,	)	Snyder]
)
)
Plaintiffs,	)
)
vs.	)	STIPULATION AND
	)	SETTLEMENT AGREEMENT
U.S. REMODELERS, INC., a	)
corporation, U.S. HOME SYSTEMS,	)
INC., a corporation, and DOES 1)
through 75, inclusive,	)
)
)
Defendants.	)

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STIPULATION AND SETTLEMENT AGREEMENT

TABLE OF CONTENTS

I.	SUMMARY OF SETTLEMENT TERMS			1

II.	DEFINITIONS			2

III.	BACKGROUND			11

IV.	SETTLEMENT APPROVAL & IMPLEMENTATION PROCEDURE			15

	A.	Preliminary Approval Of Settlement		15

	B.	Conditional Certification of Class		16

	C.	Cooperation		17

	D.	Notice of Settlement By Mail		18

		1.	Notice by Mail	18

		2.	Notice by Internet	19

	E.	Claim Form		19

	F.	Exclusion (“Opt-Outs”)		21

	G.	Declaration of Compliance		23

	H.	Sufficient Notice		24

	I.	Objection To Settlement		24

	J.	Final Fairness And Approval Hearing		25

	K.	Class Composition, Payment and Distribution of Funds, Subclassses and Formulas for Payment		26

		1.	General Provisions for Distribution of Settlement Funds to the Class	26

		2.	Payment of Class Counsel Fees, Enhancements and Settlement Administration Costs	26

		3.	Distribution of Funds to the Commission Subclass	28

		4.	Distribution of Funds to the Expenses Claims Subclass	29

		5.	Payment of Class Counsel Fees and Class Representative Enhancements	30

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		6.	Payment of Settlement Administration Costs	31

	L.	The Settlement Administrator		31

	M.	Time For Distribution		33

	N.	Taxes		33

		1.	Withholding and Reporting Requirements	33

		2.	Determination and Payment of Taxes	34

	O.	Circular 230 Disclaimer		34

V.	LIMITATIONS ON USE OF THIS SETTLEMENT			35

	A.	No Admission		35

	B.	Non-Evidentiary Use		36

	C.	Nullification		36

VI.	RELEASE			36

VII.	MISCELLANEOUS PROVISIONS			38

	A.	Amendments		38

	B.	No Inducements		38

	C.	No Prior Assignment		38

	D.	Plaintiffs Kenneth John Lodge and Judson Lertzman’s Personal Release		39

	E.	Counterparts		40

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STIPULATION AND SETTLEMENT AGREEMENT

IT IS HEREBY STIPULATED AND AGREED by and between Defendants U.S. HOME SYSTEMS, INC. (hereinafter individually referred to as “USHS”) and U.S. REMODELERS, INC. (hereafter individually referred to as “USRI,” and collectively with USHS referred to as the “Defendants”) on the one hand, and Plaintiffs KENNETH JOHN LODGE, JUDSON LERTZMAN, BARBARA GALARO, and MICHAEL HOPKINS on behalf of themselves and each of the other “Class Members,” as defined herein, (collectively “Plaintiffs”), on the other hand, subject to the approval of the Court pursuant to Rule 23(e) of the Federal Rules of Civil Procedure, that the settlement of this action (“Action” or “Litigation”) shall be effectuated and subject to the following terms and conditions:

I.	SUMMARY OF SETTLEMENT TERMS

Under the terms of the settlement, Defendants will pay the gross settlement amount of One Million Five Hundred Thousand Dollars ($1,500,000) in exchange for the full and final settlement and release of any and all claims by the Plaintiffs individually and on behalf of the class that were made, or that could have been made in this Litigation, and subject to the terms and conditions outlined in this agreement. The claims-made settlement will be administered by a third party administrator agreed upon jointly in writing by the parties. The Defendants conditionally agree to stipulate, solely for the limited purpose of consummating the terms of the settlement contained in this Agreement, to have the Court certify a class of California employees of USRI, during the Class Period.

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In addition, Plaintiffs and Class Counsel will seek from the gross settlement amount: (1) attorney’s fees and costs in the amount of seven hundred fifty thousand dollars ($750,000); and (2) enhancement payments for Plaintiffs Kenneth J. Lodge and Judson Lertzman of twenty thousand dollars ($20,000) and for Plaintiffs Barbara Galaro and Michael Hopkins of two thousand five hundred dollars ($2,500). Finally, any cost that exceeds ten thousand dollars ($10,000) associated with giving notice to the Class regarding the settlement, processing of any claims, and remitting payment of any funds claimed pursuant to the procedures outlined herein, will be paid by Class Counsel from the amount they receive from the gross settlement amount. Defendants will pay up to ten thousand dollars ($10,000) to pay for cost of administration of the settlement contained herein.

H.	DEFINITIONS

As used in this Stipulation and Settlement Agreement (hereafter the “Agreement”), the following terms shall have the meanings specified below:

1. “Authorized Claimants” means those Class Members who file a valid and timely Claim Form with the Settlement Administrator to register their claim for a Settlement Payment under this Agreement.

2. “Claim Form” means the form that will be mailed to Class Members by which Class Members are able to submit claims to the Settlement Administrator. The Claim Form must contain the name, address, telephone number, and the last four digits of the social security number of the Class Member making the claim, must be

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signed, and must be legible for it to be considered valid. Any claim that is not legible, is unsigned, or does not contain the required information shall be returned by the Settlement Administrator for additional information, with a notice of deficiency, as provided herein.

3. “Class” or “Class Member” or “Class Members” means any current or former employee of USRI who worked in California during the Class Period and who is a member of any of the two subclasses listed and defined herein. If such person is incompetent or deceased, “Class” or “Class Member” or “Class Members” means the person’s legal guardian, executor, heir or successor in interest. USHS, as the holding company of USRI, contends that it did not employ any Class Members.

4. “Class Counsel” means, Helmer • Friedman, LLP, 723 Ocean Front Walk, Venice, California 90291. Telephone No.: (310) 396-7714; Facsimile No.: (310) 396-9215.

5. “Class Counsel Fees” means the amount to be paid, after court approval, to Class Counsel for attorneys’ fees and costs.

6. “Class Notice” or “Notice of Settlement” means the “Notice of Settlement of Class Action, Settlement Hearing, Claim, and Exclusion Procedures” form to be prepared to send to the Class Members after the Court preliminarily approves the settlement contained in the Agreement.

7. “Class Period” means from July 3, 2003 up to and including the Preliminary Approval Date.

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8. “Commission Claims Fund” or “CCF” means the five hundred sixty four thousand dollars ($564,000) designated to pay any valid Claim made by a member of the Commission Subclass.

9. “Commission Subclass” means any Class Member who was paid or should have been paid any commission for any contract or job sold anywhere in California.

10. “Complaint” means the operative Second Amended Class Action Complaint for Damages and Injunctive Relief filed in this Action on February 20, 2009 alleging claims for (1) failure to pay wages in violation of California Labor Code Sections 200, et seq., (2) Violation of California Labor Code Section 2802, and (3) unfair business acts and practices in violation of California Business and Professions Code §17200, et seq.

11. “Counsel for Defendants” or “Defense Counsel” means LANDEGGER | BARON | LAVENANT | INGBER, A Law Corp., 15760 Ventura Boulevard, Suite 1200, Encino, California 91436. Telephone No.: (818) 986-7561; Facsimile No.: (818) 986-5147.

12. “Court” means the United States District Court, Central District of California, in which the action is currently pending, the Honorable Christina A. Snyder, District Judge, presiding and located at 312 North Spring Street, Los Angeles, California 90012.

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13. “Effective Date” means the later of (a) the date of entry of Order granting final approval of this Settlement, if no objection to the Settlement is filed, (b) the date on which the time for all appeals from objections to the settlement has passed, if one or more objections to the settlement are filed, and (c) if an appeal is taken, the date on which any reviewing court issues a decision and the time for further appeal has expired.

14. “Enhancement Payment” means the payment to each Representative Plaintiff for their service to the Class, which is in addition to whatever payment he/she otherwise is entitled to as a Class Member. The Enhancement Payment is subject to Court approval.

15. “Expenses Claims Fund” or “ECF” means the one hundred forty one thousand dollars ($141,000) designated to pay any valid Claim made by a member of the Expenses Subclass.

16. “Expenses Subclass” includes any Class Member who claims to have incurred any expenses related to or in connection with the selling of contracts or jobs because the Class Members purchased items necessary to discharge the duties of the job or because she or he was told, instructed, directed, recommended, suggested, or advised to purchase any item to do his or her job by anyone acting on behalf of the Defendants as an agent, employee, officer, supervisor, or manager.

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17. “Judgment” means the judgment entered by the Court pursuant to the terms set forth in this Agreement finally and fully giving effect to the settlement terms contained in the Agreement.

18. “Notice Returns” mean envelopes containing the Class Notice that were mailed by the Settlement Administrator to Class Members but were undelivered and returned to the Settlement Administrator by the United States Postal Service.

19. “Objection to Class Settlement” means any written objection to this settlement filed by Class Members who do not choose to be excluded from the Class, personally or through an attorney, with the Court as specified in the Class Notice and containing all the information required on the Claim Form. A copy of the Objection to Class Settlement must be mailed to the Claim Administrator and served upon Class Counsel and Defense Counsel no later than thirty (30) days following the mailing date of the Class Notice, or it shall be deemed invalid and of no force or effect.

20. “Personal Release” means the irrevocable and unconditional release, acquittal, and discharge of the Released Persons and all persons and/or corporate entities acting by, through, under or in concert with any of them, or any of them, from any and all complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred), of any nature whatsoever, including but not limited to claims arising from the California Constitution; Title VII of the Civil Rights Act of

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1964 (42 U.S.C. §2000e); the California Fair Employment and Housing Act (Cal. Govt. Code §12900 et seq.); the Americans with Disabilities Act; the Age Discrimination in Employment Act (29 U.S.C. §§621-633a); the Older Workers’ Benefit Protection Act; claims under the California Labor Code; and claims of intentional infliction of emotional distress; defamation and/or libel, or any other damage to reputation claims; breach of implied contract or for claims of a breach of the covenant of good faith and fair dealing, as well as any other express or implied covenant; or any other statute or common law principle of similar effect, known or unknown, which the person giving this release now has, owns, or holds, or claims to have, own or hold, or which said person at any time heretofore had, owned, or held, or claimed to have, own, or hold or which said person at any time hereinafter may have, own, or hold, or claim to have, own, or hold, against each or any of the Released Persons, arising from acts, events, or circumstances occurring on or before the effective date of this Agreement.

As to the foregoing claims, the person granting this release expressly waives the benefits of California Civil Code §1542. Civil Code §1542 provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

21. “Preliminary Approval Date” is the date the Court grants preliminary approval of this settlement.

STIPULATION AND SETTLEMENT AGREEMENT

22. “Preliminary Approval Order” is the order preliminarily approving the settlement contained in this Agreement.

23. “Qualifying Workweek(s)” means the number of weeks from the date of hire to the date of termination or the date the Court preliminarily approves the settlement if the employee is still employed when the Court preliminarily approves the settlement, during which the Class Member was employed by any of the Released Persons that falls within the Class Period. “Qualifying Workweek” does not include the Class Members’ initial two-week training period. The number of Qualifying Workweeks shall be calculated by adding the days between the date in which the Class Member was hired and the date on which the employment was terminated or the date the Court approves the settlement if the employee is still employed when the Court preliminarily approves the settlement, divided by 7, rounded up to the next whole number. The Claims Administrator will then subtract the two weeks for the training period.

24. “Redirected Notice” means a second Class Notice mailed by the Settlement Administrator to a new or different address to a Class Member that was obtained by the Settlement Administrator as a result of a Notice Return.

25. “Released Claims” means any and all claims, debts, liabilities, demands, obligations, guarantees, costs, expenses, attorneys’ fees, damages or causes of action which relate to any claims which were alleged or could have been alleged based on the facts in the Complaint filed by the Representative Plaintiffs, on their behalf and

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on behalf of the Class Members in this Action during the Class Period, including the date of preliminary approval of this proposed settlement under any federal, state or local law, and shall specifically include, but is not limited to, the failure to pay any of the penalties which are or may be available under the California Labor Code, including without limitation penalties under Labor Code §§ 203, 226, 226.7, 2699 and 1197.1, and Industrial Welfare Commission Wage Orders, any possible violation of Business & Professions Code §17200, and any other claims pertaining to the Class Members which were alleged, or could have been alleged, in the Complaint or this Action, including, without limitation, all claims for restitution and equitable relief, expenses, commissions, deductions or subtractions from commissions, back overtime pay, regular pay, wages, liquidated damages, punitive damages, waiting time penalties, penalties of any nature whatsoever, retirement or deferred compensation benefits claimed on account of unpaid overtime, and attorneys’ fees and costs, arising out of the claims which were alleged in the Complaint. As to the foregoing claims, Representative Plaintiffs, personally and on behalf of the Class, expressly waive the benefits of California Civil Code §1542. Civil Code §1542 provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

STIPULATION AND SETTLEMENT AGREEMENT

This release is limited in time to the Class Period covering the Class Members who worked for the Released Person in the State of California, which were alleged or could have been alleged in the Complaint in the Action.

26. “Released Persons” means U.S. Remodelers, Inc. and/or U.S. Home Systems, Inc. and its respective agents, attorneys, insurers, past, present and future divisions, affiliates, any DBAs, including U.S. Home Services, predecessors, successors, shareholders, officers, directors, managers, employees, trustees, representatives, administrators, fiduciaries, assigns, subrogees, executors, partners, parents, subsidiaries, privies, and/or any and all persons and/or corporate entities acting by, through, under or in concert with any of them.

27. “Representative Plaintiffs” means Kenneth John Lodge, Judson Lertzman, Barbara Galaro, and Michael Hopkins and their respective representative(s), heir(s), assign(s), attorney(s) and/or insurer(s).

28. “Request for Exclusion” or “Opt-Out” means a written request by a Class Member to be excluded from the Class and the Settlement containing all the information necessary in the Claim Form.

29. “Settlement Administration Costs” means the fees and costs incurred or charged by the Settlement Administrator in connection with the execution of its duties under this Agreement including, but not limited to: (i) fees and costs associated with preparing, issuing and/or monitoring reports, filings and notices (including the cost of printing and mailing all notices and other documents to the

STIPULATION AND SETTLEMENT AGREEMENT

Class) required to be prepared in the course of administering the settlement; (ii) computing the amount of the Settlement Payments, taxes, and any other payments to be made under this Agreement; (iii) handling inquiries about the calculation of individual Settlement Payments; (iv) establishing and operating a settlement payment center address, and phone number to receive Class Members’ inquiries about the settlement; and (v) remitting any tax deductions or subtractions applicable under the law and/or pursuant to this Agreement and preparing and submitting any filings required by any governmental taxing authority or other governmental agency.

30. “Settlement Administrator” refers to the entity Class Counsel and Counsel for Defendants select to administer this settlement and act as the Settlement Administrator to process the settlement under the terms of this Agreement.

31. “Settlement Payment” refers to the payment to any Authorized Claimant from either the CCF or the ECF, or both, pursuant to the terms of this Agreement.

III.	BACKGROUND

The original Complaint in this action (the “Litigation”) was filed on July 3, 2007 in the Los Angeles County Superior Court. A first amended complaint was filed in the Los Angeles County Superior Court on August 3, 2007, and subsequently removed to the United States District Court for the Central District of California. A second amended complaint was filed in the United States District Court for the Central District of California on February 20, 2009. In the Complaint, Plaintiffs seek

STIPULATION AND SETTLEMENT AGREEMENT

damages, injunctive relief, costs, attorneys’ fees, punitive damages, interest, and any further relief deemed appropriate by the Court on the basis of their allegations that, inter alia, Defendants failed to pay wages due, failed to reimburse employees for expenses they incurred, and violated California Business & Professions Code §17200 (prohibiting unfair business acts or practices). Defendants deny each and every one of the allegations asserted in the Complaint and assert that they have no liability for the claims of the Representative Plaintiffs or the Class, and choose to settle as a means to avoid incurring any further expenses and attorneys’ fees directly resulting from the Litigation.

The Parties have conducted a significant amount of law and motion practice during the prosecution of this case, including the litigation over a motion to dismiss, a motion to strike, and multiple discovery motions.

The Parties have also conducted a significant investigation of the facts and law during the prosecution of this Action. Such discovery and investigation includes: the propounding of extensive written discovery by both sides; the production of thousands of documents (in both hardcopy and electronic form) by the two original Representative Plaintiffs; the taking of the two original Representative Plaintiffs’ depositions; Deposing five of Defendants’ persons most qualified to testify to a variety of subject matters; mailing of a detailed questionnaire by Class Counsel to the entire Class; review and analysis by Class Counsel and Defense Counsel of the approximately fifty responses to the questionnaires; the interviewing of dozens of

STIPULATION AND SETTLEMENT AGREEMENT

putative Class Members by Class Counsel; the preparation and revisions of dozens of putative Class Member declarations; and the production by Defendants of tens of thousands of pages of documents (in both hardcopy and electronic form) and detailed information relevant to Plaintiffs’ claims, and additional information disclosed in the course of mediation. Furthermore, there have been numerous in-person and telephonic conferences between the representatives of the Parties addressing numerous discovery issues, including litigating several aspects of the written discovery. Counsel for the parties have investigated the law as applied to the facts discovered regarding the alleged claims of Plaintiffs and potential defenses thereto, and the potential damages claimed by Plaintiffs, including the review of tens of thousands of pages of payroll, job folders, policies, compensation plans, and other records produced by Defendants to Class Counsel for the purposes of Litigation and mediation. Class Counsel has also analyzed the documents and information contained therein.

Counsel for the respective parties engaged in extensive discussions about the strengths and weaknesses of the claims and defenses. Plaintiffs and Defendants attended a full day of mediation going into the evening before an experienced and well-regarded mediator, Ms. Susan Haldeman of Gregorio, Haldeman, Piazza, Rotman, Frank & Feder, on January 15, 2009. While the mediation did not culminate in a settlement on that same day, the parties continued to utilize the services of Ms. Haldeman to continue the settlement discussions. With the efforts of

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all parties and their counsel as well as the invaluable assistance of the mediator, the parties were able to reach a tentative settlement. The terms of the tentative agreement are contained herein.

Plaintiffs and Class Counsel concluded, after taking into account the sharply disputed factual and legal issues involved in this Litigation, the risks involved in the further prosecution, and the substantial benefits to be received pursuant to the compromise and settlement of the Litigation, as set forth in this Agreement that settlement on the terms set forth herein is in the best interest of Plaintiffs and the Class and is fair and reasonable. In particular, Class Counsel and their clients understand the risky nature of the class certification process as well as any merit defenses expected to be raised by the Defendants.

In addition, Plaintiffs and Class Counsel realized that the maximum recovery was estimated to be $986,000 for the commission-based claims, after discovery was obtained into the potential recovery. It was impossible to obtain any meaningful information from the Class allowing the parties to approximate the potential exposure on the failure to reimburse expenses claim (California Labor Code Section 2802). In light of the risk related to certifying a class, prevailing on a motion for summary judgment and a potential trial, the recovery of one and a half million dollars ($1.5 million) obtained in the case is both reasonable and fair.

Similarly, Defendants concluded that there are benefits associated with settling the Litigation. After taking into account the sharply disputed factual and legal issues

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involved in the Litigation, the expense and burden of protracted Litigation, and their desire to put the controversy to rest, Defendants believe that settlement on the terms set forth in this Agreement is in their best interest and is fair and reasonable. The Defendants in particular have concluded that the future costs and expenses involved in continuing the Litigation are substantial and choose to eliminate any further expenses, attorneys’ fees, and risks via this settlement. In particular, given the severely disputed nature of the case, it is expected that additional expenses will be incurred litigating many issues dealing with discovery as well as the class certification motion.

This settlement contemplates (i) entry of an Order preliminarily approving the settlement and approving certification of a provisional settlement class, composed of two subclasses, and contingent upon final approval of the settlement; (ii) the mailing of a notice of settlement to all Class Members; (iii) the processing of any claims, objections, and opt-outs by the Settlement Administrator, as well as payment of any valid claims after final approval; and (iv) entry of a Judgment and Order granting final approval of the settlement and dismissal of Litigation, with prejudice (“Judgment”).

IV.	SETTLEMENT APPROVAL & IMPLEMENTATION PROCEDURE

A.	Preliminary Approval Of Settlement

As soon as practicable, Class Counsel and Counsel for Defendants will jointly submit this Agreement to the Court for its preliminary approval. Such submission

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will include such motions, pleadings and evidence as may be required for the Court to determine that this Agreement is fair, adequate and reasonable, as required by Rule 23(e) of the Federal Rules of Civil Procedure. Such submission will also include a Notice of Class Settlement and Claim Form, along with any necessary pleadings.

B.	Conditional Certification of Class

Defendants hereby consent, solely for purposes of the settlement set forth in this Agreement, to the conditional certification of the subclasses (the Commission Subclass and the Expense Subclass), to the conditional appointment of Class Counsel, and to the conditional approval of the Representative Plaintiffs; provided, however, that if the settlement fails to be approved or otherwise fails to be consummated for any reason whatsoever, including but not limited to the Judgment not becoming final, then Defendants retain all rights previously available to them and any provisional certification of any class, or the adoption of any procedure herein shall be undone and the parties restored to their pre-settlement status as if no settlement had been reached and no decisions were made pursuant to it, except as otherwise expressly provided herein. In that event, nothing in this Agreement or other papers or proceedings related to the settlement shall be used as evidence or argument by any party, including any Class Members who opt out, concerning whether or not the Action may properly be maintained as a class action, whether the purported class is ascertainable, or whether Class Counsel or the Representative Plaintiffs can adequately represent the members of the class under applicable law.

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C.	Cooperation

The Parties agree to fully cooperate with each other to accomplish the terms and requirements of this Agreement, including but not limited to, the execution of such documents and to take such other action as may reasonably be necessary to implement the terms of this stipulated settlement. Except as otherwise provided herein, neither party nor any of their attorneys or agents shall initiate any communication with any Class Members for the purpose of encouraging or discouraging them to Opt-Out of the Class or participate in the settlement, to make or not make a claim, or to object to the settlement contained herein unless agreed upon by the other party in writing or if authorized by the Court. This provision in no way limits Class Counsel from communicating with the Class Representatives, nor does the provision limit Class Counsel from responding to any inquiry initiated by any Class Members.

The parties shall promptly submit this Agreement for preliminary approval and determination by the Court as to its fairness, adequacy, and reasonableness. Promptly upon execution of this Agreement, the parties shall apply to the Court for the entry of a Preliminary Approval Order scheduling a hearing on the question of whether the proposed Class Settlement should be approved as fair, reasonable, and adequate as to the Class Members, and approving as to form and content of the proposed Class.

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D.	Notice Of Settlement By Mail

1.	Notice by Mail

Upon the Court granting preliminary approval of the settlement contained in this Agreement and before the expiration of thirty (30) days from the Court granting preliminary approval, the Settlement Administrator shall disseminate the Class Notice with Claim Form as described in this Agreement.

Defendants will provide as soon as practicable, but no later than fifteen (15) days after the Court grants preliminary approval of the settlement, to the Settlement Administrator a list containing the Class Members’ names, last known addresses, last know telephone number and social security number, which will be used to send the Notice of Settlement and Claim Form to Class Members. Using this list, the Settlement Administrator shall, within thirty (30) days of the Preliminary Approval Date of this settlement, mail the Notice of Settlement via First-Class mail using the United States Postal Service to the most recent address known for each Class Member. Before mailing the Notice of Settlement, the Settlement Administrator shall review the national change of address registry for all Class Members to determine the most up to date addresses of all Class Members. If any Notices of Settlement are returned with a forwarding address, the Settlement Administrator will re-mail the Notice of Settlement and Claim Form to the Class Member whose notice was returned.

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In the event that prior to the final date for any Class member to Opt-Out, any Notice mailed to the Class Member is returned as having been undelivered by the U.S. Postal Service (“Notice Return”), the Settlement Administrator shall, via skip-tracing, seek an address correction fro such Class Member(s), and send a Redirected Notice to the new or different address within seven days. Nothing in this paragraph shall be deemed to extend or modify the final date for the submission of a Claim or Opt-Out from participating in the settlement.

The Settlement Administrator shall send a reminder postcard on the 30th day after the initial mailing of the Notice of Settlement and Claim Form to all of the original Class Members to whom a Notice of Settlement and Claim Form was sent. This mailing shall have no effect on the deadline for the Class Member to reply.

2.	Notice by Internet

Class Counsel shall post the Class Notice with the Claim Form and Opt-Out instructions as described in this Agreement on their law firm’s website: www.helmerfriedman.com.

E.	Claim Form

The Settlement Administrator shall mail along with the Notice of Settlement the Claim Form to Class Members. There is to be one Claim Form for claiming under either or both subclasses.

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To be valid, the Class Member, or his or her authorized representative, must provide all the required information in the Claim Form, must be legible, and must sign the Claim Form. The information required from a Class Member making a claim is: name, address, telephone number and last four digits of his or her social security number. To be timely, the signed Claim Form must be returned to the Settlement Administrator postmarked no later than forty five (45) calendar days after the original date of mailing the Claim Form, as reflected in the Claim Form and on the Notice of Settlement. Claim Forms that are postmarked later than forty five (45) calendar days after the original date of mailing the Notice of Settlement and Claim Form will be accepted prior to final approval hearing if, and only if, the Class Member (i) is seriously ill or incapacitated, or (ii) failed to receive the Claim Form within forty five (45) calendar days from the original date of mailing the Claim Form due to an incorrect address, and (iii) provides sufficient indicia to the Settlement Administrator to that effect. Any Class Member who adequately demonstrates that he or she was seriously ill or incapacitated or did not receive notice may request at any time prior to the final approval hearing date from the Settlement Administrator a Notice of Settlement and Claim Form and shall have up to thirty (30) calendar days from the mailing date to reply, except that if the final approval hearing date is scheduled to be held in less than thirty (30) calendar days, the Class Member shall have up to the day of the final approval hearing date to submit a Claim Form.

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The Settlement Administrator shall provide a self-addressed, postage prepaid, envelope with the notice to each Class Member for returning the Claim Form to the Settlement Administrator. The Settlement Administrator shall have the right to contact any claimant to request additional information for purposes of determining the validity of any claim and may respond to requests from claimants for assistance in completing the Claim Form. Any Claim Form that contains insufficient information, is unsigned, or is illegible shall be returned to the Class Member to cure the deficiency as set forth above. If the deficiency is not timely cured within the forty five (45) days allowed to make a Claim, the Claim Form shall be deemed invalid and shall not be counted as a valid Claim Form.

Any person who fails to submit a valid and timely Claim Form shall not receive an individualized Settlement Payment from this settlement. Class Members who fail to submit a valid and timely Claim Form are still bound by this Agreement, unless they submit a timely request to be excluded from the settlement. In the event Class Counsel and Defendants are unable to resolve any such disputes regarding the acceptability of submitted Claim Forms, the Settlement Administrator shall decide the issue, and either party may seek assistance from the Court if they do not agree with the Settlement Administrator’s decision.

F.	Exclusion (“Opt-Outs”)

Any Class Member who wishes to be excluded from the settlement outlined herein must mail to the Settlement Administrator a written statement expressing his

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or her desire to be excluded from the settlement, and any such statement shall include the name (and former names, if any), current address, telephone number, and last four digits of his or her social security number to confirm the Class Members’ identity. Class Members will be permitted by the Settlement Administrator to explain any discrepancy in social security numbers, and shall be treated as any other deficiency in the claim.

Any Class Member who wishes to be excluded from the settlement must submit a request to be excluded from the settlement to the Settlement Administrator, Class Counsel and Defendants’ Counsel postmarked no later than thirty (30) calendar days after the original date of the Settlement Administrator’s mailing of the Class Notice of Settlement (the “Opt-Out Period”). Any Class Member who submits a valid and timely request to be excluded from the settlement shall no longer be a member of the Class, shall be barred from participating in this settlement, shall be barred from objecting to this settlement, and shall receive no benefit from this settlement.

If a Class Member submits to the Settlement Administrator a timely and valid Claim Form and a timely request to be excluded from the settlement, the Settlement Administrator shall contact the Class Member to determine which option they prefer. If the Settlement Administrator cannot reach the Class Member, the Claim Form shall govern and the Request for Exclusion shall be deemed null and void.

STIPULATION AND SETTLEMENT AGREEMENT

If more than two percent (2%) of the Class submits timely and valid Requests for Exclusions from the settlement during the Opt-Out Period outlined herein, Defendants shall have the option, in their sole discretion, notwithstanding any other provisions of this Agreement, to withdraw from this Agreement (“Right To Withdraw”), whereupon the Agreement shall be null and void for any and all purposes and may not be used or introduced in the Litigation or any other proceeding. However, if Defendants exercise their Right To Withdraw, Defendants will be responsible for all Settlement Administration Costs. The Settlement Administrator shall notify Class Counsel and Counsel for Defendants of the number of timely opt-outs seven (7) business days after the close of the Opt-Out Period. If Defendants elect to exercise their Right to Withdraw under this provision, Defendants will so notify Class Counsel and the Court no later than fourteen (14) business days after receiving notice of the number of opt-outs from the Settlement Administrator following the expiration of the Opt-Out Period.

G.	Declaration Of Compliance

As soon as practicable, but no later than fifteen (15) business days following the close of the Claims filing period, the Settlement Administrator shall provide Class Counsel and Counsel for Defendants with a declaration attesting to completion of the notice process set forth in this Section (Section IV), including an explanation of efforts to resend undeliverable notices returned with forwarding addresses, and a summary of claims filed, disputed claims, and opt outs, which declaration shall be filed with the Court by Class Counsel along with their papers requesting final approval of the Settlement.

STIPULATION AND SETTLEMENT AGREEMENT

H.	Sufficient Notice

Compliance with the procedures described in this Section (Section IV) shall constitute due and sufficient notice to Class Members of this settlement and the Final Fairness and Approval Hearing, shall satisfy the requirements of due process, and nothing else shall be required of the named Plaintiffs, Class Counsel, Defendants, Counsel for Defendants, or the Settlement Administrator to provide additional notice of the settlement and the Final Fairness and Approval Hearing, unless expressly ordered by the Court.

I.	Objections To Settlement

Any Class Member wishing to object to the approval of this settlement shall inform the Court, Class Counsel, and Counsel for Defendants in writing of his or her intent to object by following the procedure set forth in the Notice of Settlement within thirty (30) calendar days of mailing of the Notice of Settlement and Claim Form. Class Members are forever barred from objecting to the settlement if they do not file and serve written objections within thirty (30) calendar days of the mailing of the Notice of Settlement and Claim Form. Any Class Member to whom the Notice of Settlement is re-mailed because the initial mailing did not reach him or her, that Class Member shall have fifteen (15) days from the date of mailing to submit an appropriate response, including objections. Any Class Member who submits an Objection to Class Settlement must also submit the Claim Form timely to participate in the class settlement should the objection be overruled.

STIPULATION AND SETTLEMENT AGREEMENT

J.	Final Fairness And Approval Hearing

At the Final Approval Hearing, the Representative Plaintiffs, Class Counsel, and Counsel for Defendants shall ask the Court to give final approval to this Agreement and the settlement contained herein. At this hearing, the Court will consider and rule upon any Objections to Settlement submitted, whether timely or not. Upon granting final approval of settlement contained herein, the Court shall also enter a Final Judgment and Order dismissing with prejudice all claims and implementing the Release contained in Section VI of this Agreement as to Plaintiffs and all Class Members who did not timely opt-out of the settlement outlined in this Agreement. The Release contained in Section VI of this Agreement shall enter into effect concurrently with the issuance of the Final Judgment and Order granting final approval.

STIPULATION AND SETTLEMENT AGREEMENT

K.	Class Composition, Payment and Distribution of Funds, Subclasses and Formulas for Payment

Class Composition, payment and distribution of the Commission Claim Fund and Expense Claims Fund, and formulas for such payments shall be made pursuant to the following provisions:

1.	General Provisions for Distribution of Settlement Funds to the Class

The Class is composed of two subclasses: the Commission Subclass and the Expenses Subclass. Defendants shall pay up to one million five hundred thousand dollars ($1,500,000) to settle the lawsuit, and shall pay up to ten thousand dollars ($10,000) to pay for costs associated with the administration of the settlement. Under no circumstance will the Defendants be responsible for any additional funds. Payment shall be made only to Authorized Claimants, pursuant to the manner provided in this Agreement and this section, in particular. Within a reasonable time not to exceed thirty (30) days from the Preliminary Approval Date, Defendants shall provide the total net sales in California for the Class Period, the net sales for each Class Member who consummated a sale in California during the Class Period, and the number of Qualifying Workweeks for each Class Member and for the Class, or sufficient information for the Settlement Administrator to make that determination.

2.	Payment of Class Counsel Fees, Enhancements and Settlement Administration Costs

The Class will be paid from the remainder of the settlement amount of one million five hundred thousand dollars ($1,500,000) minus Class Counsel Fees and Enhancement Payments to the Class Representatives. The Plaintiffs and Class Counsel will request, and Defendants do not to oppose, seven hundred fifty thousand dollars ($750,000) from the settlement amount as Class Counsel Fees, twenty

STIPULATION AND SETTLEMENT AGREEMENT

thousand dollars ($20,000) each for Plaintiffs Judson Lertzman and Kenneth John Lodge, and two thousand five hundred dollars ($2,500) each for Plaintiffs Barbara Galaro and Michael Hopkins as Enhancement Payments. Class Counsel Fees and Enhancement Payment are subject to review and approval of the Court.

The following formula illustrates and shall be used to determine the amounts to be distributed:

Settlement Amount:	$1,500,000.00
Class Counsel Fees (minus):	$750,000.00
Total Enhancements (minus):	$45,000.00
Amount Distributable to Class:	$705,000.00

Of the seven hundred five thousand dollars ($705,000.00) distributable to the Class, the parties have agreed to direct five hundred sixty four dollars ($564,000 or 80% of the funds) to the Commission Claims Fund and one hundred forty one thousand dollars ($141,000 or 20% of the funds) to the Expenses Claims Fund.

Payment to each Authorized Claimant shall be allocated as follows: any settlement funds paid to any Class Member from the CCF shall be attributed to wages, to be reported on an IRS W-2 Form with legally required tax deductions, and any settlement funds paid from the ECF shall be attributed to the reimbursement of expenses, to be reported on an IRS 1099 Form. The parties and each Class Member shall be responsible for any tax consequences of the settlement or payment of funds pursuant to this Agreement, including the payment of any applicable tax deductions or obligation as if paying through payroll. Defendants shall bear their own fees and costs of every kind in connection with the action and the negotiation of the settlement of this action.

STIPULATION AND SETTLEMENT AGREEMENT

3.	Distribution of Funds to the Commission Subclass

In order to fairly distribute the settlement funds to Class Members for alleged unlawful deductions that were taken from their commissions during the Class Period, Class Counsel and Defense Counsel, with the assistance of an experienced mediator, arrived at a formula designed to fairly determine each Authorized Claimant’s pro-rata payment from the $564,000 Commission Claim Fund (“CCF”). The formula is based on the relative amount of the Authorized Claimant’s total net sales as compared to Defendants’ total net sales. Specifically, each Authorized Claimant’s pro-rata payment is calculated by multiplying the $564,000 CCF by the ratio obtained by dividing the total amount of the Authorized Claimant’s individual net sales during the Class Period by the total amount of Defendants’ net sales in California during the Class Period. Mathematically, the Authorized Claimant’s payment is calculated as follows:

Authorized Claimant’s payment = $564,000 (CCF) X (Authorized Claimant’s individual net sales during Class Period ÷ Defendants’ total net sales in California during Class Period)

For example, if it is determined that the total amount of Defendants’ net sales in California during the Class Period was $120 million and an Authorized Claimant generated $500,000 in net sales during the Class Period, that Authorized Claimant payment from the Commission Claims Fund would be $2,350.00. The following illustrates the calculation to determine the payment to the Authorized Claimant:

Payment = $564,000 X ($500,000 ÷ $120,000,000) = $2,350.00

STIPULATION AND SETTLEMENT AGREEMENT

4.	Distribution of Funds to the Expenses Claims Subclass

In order to fairly distribute the settlement funds to Class Members for alleged reimbursable expenses they incurred during the Class Period, Class Counsel and Defense Counsel, with the assistance of an experienced mediator, arrived at a formula designed to fairly determine each Authorized Claimant’s pro-rata payment from the $141,000 Expenses Claims Fund (“ECF”). The formula is based on the relative amount of the Authorized Claimant’s Qualifying Workweeks worked as compared to the total Qualifying Workweeks worked by the Class Members as a whole. Specifically, each Authorized Claimant’s pro-rata payment is calculated by multiplying the $141,000 ECF by the ratio obtained by dividing the total number of the Authorized Claimant’s Qualifying Workweeks by the total Qualifying Workweeks worked by the Class Members as a whole during the Class Period. Mathematically, the Authorized Claimant’s payment is calculated as follows:

Authorized Claimant’s payment = $141,000 (ECF) X (Authorized Claimant’s Qualifying Workweeks ÷ Total Qualifying Workweeks worked by the Class)

For example, if it is determined that the Class, as a whole, worked 30,000 Qualifying Workweeks and an Authorized Claimant worked 104 Qualifying Workweeks, the Authorized Claimant’s payment from the Expenses Claims Fund would be $488.80. The following illustrates the calculation to determine the payment to the Authorized Claimant:

Payment = $141,000.00 X (104 ÷ 30,000) = $488.8

STIPULATION AND SETTLEMENT AGREEMENT

5.	Payment of Class Counsel Fees and Class Representative Enhancements

The Plaintiffs and Class Counsel will request, and Defendants agree not to oppose, the payment by Defendants from the settlement amount of twenty thousand dollars ($20,000) each to Plaintiffs Judson Lertzman and Kenneth John Lodge, and two thousand five hundred ($2,500) each for Plaintiffs Barbara Galaro and Michael Hopkins as Enhancement Payments. Class Counsel believes, and Defendants do not challenge, that such an award to the Class Representatives as Enhancement Payment is reasonable. The Plaintiffs and Class Counsel will request, and Defendants agree not to oppose, the payment by Defendants from the gross settlement amount of seven hundred fifty thousand dollars ($750,000) to Class Counsel for Class Counsel Fees. Class Counsel believes, and Defendants do not challenge, that such an award to Class Counsel is reasonable.

Class Counsel Fees and Class Representative Enhancement Payments, whether they are awarded as requested or reduced by the Court at its discretion, shall be paid by the Defendants. Under no circumstances shall the Defendants be required to pay more in Class Counsel Fees and/or Enhancement Payments than specified in this paragraph.

STIPULATION AND SETTLEMENT AGREEMENT

The Court’s ruling on the request for Class Counsel Fees and Enhancement Payment shall not affect the enforceability of this Agreement or the terms contained herein. Payment of the Court-approved Class Counsel Fees and Enhancement Payments shall be made within thirty (30) days of the Effective Date, except that payment to Class Counsel and/or the Enhancement Payments shall be made directly to Class Counsel by Defendants.

6.	Payment of Settlement Administration Costs

Defendants shall pay up to ten thousand dollars ($10,000) of the Settlement Administration Costs. Class Counsel shall pay the remainder of the Settlement Administrative Costs, if any, from their Class Counsel Fees.

L.	The Settlement Administrator

Class Counsel and Defendants will designate and retain an experienced Settlement Administrator to process this settlement. The Settlement Administrator will administer the settlement including, but not limited to, distributing the Class Notice of Settlement and Claim Form, calculating and directing the disbursements for claims against and payments from the CCF and ECF, and handling inquiries about the calculation of individual settlement payments to the Class pursuant to the terms contained in this Agreement. The Settlement Administrator shall establish a settlement payment center address, telephone number, and facsimile number to receive and timely process Class Members’ inquiries about the Class Notice of Settlement, Claim Forms, Requests for Exclusion and Objections, and process the payments to the Class under the terms of this Agreement.

STIPULATION AND SETTLEMENT AGREEMENT

The Settlement Administrator shall notify the Defendants of all amounts due pursuant to valid and timely Claim Forms submitted to the Settlement Administrator within ten (10) business days following the Effective Date, and Defendants shall cause any funds claimed in excess of the security deposit to be transferred to a settlement account set up by the Settlement Administrator within fourteen (14) business days of such notice.

The Settlement Administrator is empowered to mail the Notice of Settlement to the Class, process the Claim Forms, calculate the amounts payable to any Authorized Claimant based on the information to be provided by Defendants under the terms of this Agreement, investigate any problems with the mailing of the Class Notice, the Claim Forms, and disseminate any information relating to the settlement to any Class Member.

The Settlement Administrator shall not disburse the settlement funds except as provided herein, as ordered by the Court, or as agreed upon, in writing, by Defense Counsel and Class Counsel. Subject to further orders and/or directions as may be made by the Court, the Settlement Administrator is authorized to execute such transactions on behalf of the Class Members as are consistent with the terms of this Agreement.

STIPULATION AND SETTLEMENT AGREEMENT

M.	Time For Disbursement

Within sixty (60) days of the Effective Date, the Settlement Administrator shall cause to be paid all of the claims made by the Class Members under this Agreement. Payment to any Authorized Claimant will be in the form a check issued for an amount calculated using the formulas contained in this Agreement, minus any deductions required by law. Defendants shall only be obligated to pay the Court-approved Class Counsel Fees, the Court-approved Enhancement Payments, any timely and validly made Claims, any Settlement Administration Costs, as detailed herein, and any employer payroll taxes that normally would apply to the Defendants as employers. Any deduction for wages that normally would apply to the Class Members is to be borne by the Class Members from the value of their claim. Any unclaimed funds shall revert back to Defendants. Any settlement checks remaining uncashed after ninety (90) calendar days after being issued shall be deemed null and void, with any such funds upon which those check are issued reverting to Defendants, along with any interest earned thereon.

N.	Taxes

1.	Withholding and Reporting Requirements.

The Settlement Administrator shall be responsible for ensuring that all taxes associated with the Agreement are timely paid to the appropriate tax authorities. The Settlement Administrator’s responsibilities include the following: (i) filing all Federal, state and local employment tax deduction, (ii) to timely and proper filing of

STIPULATION AND SETTLEMENT AGREEMENT

all required Federal, state and local forms (e.g., 1099s, W-2s, etc.) with the appropriate taxing authorities, and (iii) completion of any other steps necessary for compliance with any tax obligations of the settlement under Federal, state and/or local law, as applicable. To verify the Settlement Administrator’s compliance with the foregoing withholding and reporting requirements, as soon as administratively practicable, the Settlement Administrator shall furnish Class Counsel and Counsel for Defendants with copies of all forms detailing the payment of taxes (including all 1099 and W-2 information returns) sufficient to prove that such payments were properly remitted. The Settlement Administrator shall provide, if Defendants so chose, a final accounting adequate to demonstrate full compliance with all tax withholding, payment and reporting obligations.

2.	Determination and Payment of Taxes

The Settlement Administrator shall determine the amount of any withholding or taxes to be withheld from each Authorized Claimant’s settlement payment. All such withholdings shall be remitted by the Settlement Administrator to the proper governmental taxing authorities. Each Class Member shall be responsible for any tax consequences of any funds paid out to each Class Member pursuant to this Agreement.

O.	Circular 230 Disclaimer

Each party to this Agreement (for purposes of this section, the “Acknowledging Party”; and each party to this Agreement other than the

STIPULATION AND SETTLEMENT AGREEMENT

Acknowledging Party, an “Other Part)”) acknowledges and agrees that (1) no provision of this Agreement, and no written communication or disclosure between or among the parties or their attorneys and other advisers, is or was intended to be, nor shall any such communication or disclosure constitute or be construed or be relied upon as, tax advice within the meaning of United States Treasury Department Circular 230 (31 CFR Part 10, as amended); (2) the Acknowledging Party (a) has relied exclusively upon his, her or its own, independent legal and tax advisers for advice (including tax advice) in connection with this Agreement, (b) has not entered into this Agreement based upon the recommendation of any other party or any attorney or advisor to any other party, and (c) is not entitled rely upon any communication or disclosure by any attorney or adviser to any other party to avoid any tax penalty that may be imposed on the Acknowledging Party; and (3) no attorney or adviser to any other party has imposed any limitation that protects the confidentiality of any such attorney’s or adviser’s tax strategies (regardless of whether such limitation is legally binding) upon disclosure by the Acknowledging Party of the tax treatment or tax structure of any transaction, including any transaction contemplated by this Agreement.

V.	LIMITATIONS ON USE OF THIS SETTLEMENT

A.	No Admission

Neither the acceptance nor the performance by Defendants of the terms contained in this Agreement nor any of the related negotiations or proceedings is or shall be claimed to be, construed as, or deemed a precedent or an admission by Defendants of the truth of any allegations in the Complaint.

STIPULATION AND SETTLEMENT AGREEMENT

B.	Non-Evidentiary Use

Neither this Agreement nor any of its terms, nor any statements or conduct in the negotiation or drafting of it, shall be offered or used as evidence by Plaintiffs, any Class Member (including any individual who requested to be excluded from the Class), Defendants, or their respective counsel, in the Litigation, except as its reasonably necessary to effectuate its purpose and terms. This Agreement may be used by the Defendants and/or the Released Persons to prove or defend against any claim released herein by any Class Member in any judicial, quasi-judicial, administrative or governmental proceeding.

C.	Nullification

If the Court for any reason does not approve this Settlement, this Agreement shall be considered null and void and all parties to this settlement shall stand in the same position, without prejudice, as if the settlement had been neither entered into nor filed with the Court. Invalidation of any material portion of this settlement shall invalidate this settlement in its entirety unless the parties agree in writing that the remaining provisions shall remain in full force and effect.

VI.	RELEASE

It is the desire of the Representative Plaintiffs, Class Members, and Defendants to fully, finally, and forever settle, compromise, and discharge disputes

STIPULATION AND SETTLEMENT AGREEMENT

and claims arising from or related to this action. Upon the final approval by the Court of this Agreement and by operation of the Agreement’s terms, and except as to such rights or claims as may be created by this Agreement, all Class Members who do not submit valid and timely written Requests for Exclusion (Opt Out), fully release and discharge the Released Persons from all Released Claims, whether known or unknown during the Class Period. Plaintiffs and Defendants stipulate and agree that the consideration paid to the Class Members pursuant to this Agreement compensates the Class Members for all wages, including any expenses, salary, commissions, earnings or any other pay for labor rendered and performed by them, and penalties due to them arising from the claims alleged in the Complaint. As such, and to the extent that they may apply, Defendants are not liable, and Plaintiffs do not claim, any penalties pursuant to PAGA of 2004 (Labor Code §§2699, et seq.) because Class Members are not “aggrieved employees” for purposes of PAGA. Defendants and Plaintiffs further stipulate and agree that even if any Class Member is considered or determined to be an “aggrieved employee” for purposes of the PAGA and that the Representative Plaintiffs have complied with the administrative aspects of the PAGA, said Class Member waives any potential right to any penalty prescribed by the PAGA relating to the Released Claims.

STIPULATION AND SETTLEMENT AGREEMENT

VII.	MISCELLANEOUS PROVISIONS

A.	Amendments

The terms and provisions of this Agreement may be amended only by a written agreement which is both (1) signed by the named Plaintiffs, Class Counsel, Defendants, and Counsel for Defendants and (2) approved by the Court.

B.	No Inducements

Plaintiffs and Defendants acknowledge that they are entering into this Agreement as a free and voluntary act without duress or undue pressure or influence of any kind or nature whatsoever and that neither Plaintiffs nor Defendants have relied on any promises, representations or warranties regarding the subject matter hereof other than as set forth in this Agreement.

C.	No Prior Assignment

The parties hereto represent, covenant, and warrant that they have not directly or indirectly, assigned, transferred, encumbered, or purported to assign, transfer, or encumber to any person or entity any portion of any liability, claim, demand, action, cause of action or rights herein released and discharged except as set forth herein. If any claims are made by any Class Member between and the start of the Class Period and the date in which the Court approves the settlement outlined in this Agreement as final, such a claim will be deemed covered and released by the individual Class Member making the claim unless such Class Member has timely exercised the right to be excluded from this Agreement under the terms set forth herein. Any Class Member covered by this Agreement will be barred from proceeding with any such claim.

STIPULATION AND SETTLEMENT AGREEMENT

D.	Plaintiffs Kenneth John Lodge and Judson Lertzman’s Personal Release

As part of the Agreement, Plaintiffs Kenneth John Lodge and Judson Lertzman grant the Released Persons the Personal Release, as that term is defined in Section II of this Agreement, in exchange for the consideration contained herein, including but not limited to the Enhancement Payment.

To the extent that the Personal Release releases rights under the Age Discrimination in Employment Act (ADEA) (29 U.S.C. §§621-633a), as amended, and to the extent that such statute requires that a party releasing such rights be provided twenty-one days to review the agreement, Plaintiff Judson Lertzman agrees to waive the twenty-one days to review the Agreement, understands and agrees that he will be afforded ample opportunity to review said Agreement and consult his attorneys to have this provision and the Agreement explained. To the extent that ADEA affords a person covered under the statute a seven-day period within which to revoke the release of any ADEA covered claim, Plaintiff Judson Lertzman agrees to notify Defense Counsel, personally or through counsel, in writing via fax or registered U.S. Mail, return receipt requested, of his revocation of the ADEA-covered claims within the seven-day revocation period. Revocation of the ADEA-covered claims by Plaintiff Judson Lertzman revokes his right to receive any

STIPULATION AND SETTLEMENT AGREEMENT

Enhancement Payment detailed in this Agreement. The Agreement will be enforceable irrespective of Plaintiff Judson Lertzman’s revocation of his ADEA claims, who will still be covered under the other general provisions of this Agreement and the Personal Release as it applies to all other claims. This term is a negotiated and material term of this Agreement.

Plaintiffs Kenneth John Lodge and Judson Lertzman initial this provision to signal understanding of the terms and their significance.

INITIALS:	/s/ Kenneth J. Lodge
	Kenneth J. Lodge	Judson Lertzman

E.	Counterparts

This Agreement, and any amendments hereto, may be executed in any number, of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Agreement will become effective on the date when the last person signs and dates it.

STIPULATION AND SETTLEMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto execute this Agreement and have caused this Agreement to be executed by their duty authorized representatives.

PLAINTIFFS & CLASS REPRESENTATIVES

Date:	07/06/2009	/s/ KENNETH JOHN LODGE
KENNETH JOHN LODGE,
Personally and as class representative

Date:
JUDSON LERTZMAN,
Personally and as class representative

Date:
BARBARA GALARO,
Personally and as class representative

Date:
MICHAEL HOPKINS,
Personally and as class representative

HELMER • FRIEDMAN, LLP

Date:
ANDREW H. FRIEDMAN,
Class Counsel

U.S. REMODELERS, INC. AND U.S. HOME SYSTEMS, INC.

Date:
MURRAY GROSS,
President and CEO of Defendants

LANDEGGER, BARON, LAVENANT & INGBER

Date:
OSCAR E. RIVAS,
Defendants’ Counsel

STIPULATION AND SETTLEMENT AGREEMENT

Enhancement Payment detailed in this Agreement. The Agreement will be enforceable irrespective of Plaintiff Judson Lertzman’s revocation of his ADEA claims, who will still be covered under the other general provisions of this Agreement and the Personal Release as it applies to all other claims. This term is a negotiated and material term of this Agreement.

Plaintiffs Kenneth John Lodge and Judson Lertzman initial this provision to signal understanding of the terms and their significance.

INITIALS:		/s/ Judson Lertzman
	Kenneth J. Lodge	Judson Lertzman

E.	Counterparts

This Agreement, and any amendments hereto, may be executed in any number, of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Agreement will become effective on the date when the last person signs and dates it.

STIPULATION AND SETTLEMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto execute this Agreement and have caused this Agreement to be executed by their duty authorized representatives.

PLAINTIFFS & CLASS REPRESENTATIVES

Date:
KENNETH JOHN LODGE,
Personally and as class representative

Date:	07/06/2009	/s/ JUDSON LERTZMAN
JUDSON LERTZMAN,
Personally and as class representative

Date:
BARBARA GALARO,
Personally and as class representative

Date:
MICHAEL HOPKINS,
Personally and as class representative

HELMER • FRIEDMAN, LLP

Date:
ANDREW H. FRIEDMAN,
Class Counsel

U.S. REMODELERS, INC. AND U.S. HOME SYSTEMS, INC.

Date:
MURRAY GROSS,
President and CEO of Defendants

LANDEGGER, BARON, LAVENANT & INGBER

Date:
OSCAR E. RIVAS,
Defendants’ Counsel

STIPULATION AND SETTLEMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto execute this Agreement and have caused this Agreement to be executed by their duty authorized representatives.

PLAINTIFFS & CLASS REPRESENTATIVES

Date:
KENNETH JOHN LODGE,
Personally and as class representative

Date:
JUDSON LERTZMAN,
Personally and as class representative

Date:	7-2-09	/s/ BARBARA GALARO
BARBARA GALARO,
Personally and as class representative

Date:
MICHAEL HOPKINS,
Personally and as class representative

HELMER • FRIEDMAN, LLP

Date:
ANDREW H. FRIEDMAN,
Class Counsel

U.S. REMODELERS, INC. AND U.S. HOME SYSTEMS, INC.

Date:
MURRAY GROSS,
President and CEO of Defendants

LANDEGGER, BARON, LAVENANT & INGBER

Date:
OSCAR E. RIVAS,
Defendants’ Counsel

STIPULATION AND SETTLEMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto execute this Agreement and have caused this Agreement to be executed by their duty authorized representatives.

PLAINTIFFS & CLASS REPRESENTATIVES

Date:
KENNETH JOHN LODGE,
Personally and as class representative

Date:
JUDSON LERTZMAN,
Personally and as class representative

Date:
BARBARA GALARO,
Personally and as class representative

Date:	7-17-09	/s/ MICHAEL HOPKINS
MICHAEL HOPKINS,
Personally and as class representative

HELMER • FRIEDMAN, LLP

Date:
ANDREW H. FRIEDMAN,
Class Counsel

U.S. REMODELERS, INC. AND U.S. HOME SYSTEMS, INC.

Date:
MURRAY GROSS,
President and CEO of Defendants

LANDEGGER, BARON, LAVENANT & INGBER

Date:
OSCAR E. RIVAS,
Defendants’ Counsel

STIPULATION AND SETTLEMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto execute this Agreement and have caused this Agreement to be executed by their duty authorized representatives.

PLAINTIFFS & CLASS REPRESENTATIVES

Date:
KENNETH JOHN LODGE,
Personally and as class representative

Date:
JUDSON LERTZMAN,
Personally and as class representative

Date:
BARBARA GALARO,
Personally and as class representative

Date:
MICHAEL HOPKINS,
Personally and as class representative

HELMER • FRIEDMAN, LLP

Date:	07-07-09	/s/ ANDREW H. FRIEDMAN
ANDREW H. FRIEDMAN,
Class Counsel

U.S. REMODELERS, INC. AND U.S. HOME SYSTEMS, INC.

Date:
MURRAY GROSS,
President and CEO of Defendants

LANDEGGER, BARON, LAVENANT & INGBER

Date:
OSCAR E. RIVAS,
Defendants’ Counsel

STIPULATION AND SETTLEMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto execute this Agreement and have caused this Agreement to be executed by their duty authorized representatives.

PLAINTIFFS & CLASS REPRESENTATIVES

Date:
KENNETH JOHN LODGE,
Personally and as class representative

Date:
JUDSON LERTZMAN,
Personally and as class representative

Date:
BARBARA GALARO,
Personally and as class representative

Date:
MICHAEL HOPKINS,
Personally and as class representative

HELMER • FRIEDMAN, LLP

Date:
ANDREW H. FRIEDMAN,
Class Counsel

U.S. REMODELERS, INC. AND U.S. HOME SYSTEMS, INC.

Date:	7/13/09	/s/ MURRAY GROSS
MURRAY GROSS,
President and CEO of Defendants

LANDEGGER, BARON, LAVENANT & INGBER

Date:	7/13/09	/s/ OSCAR E. RIVAS
OSCAR E. RIVAS,
Defendants’ Counsel

47

STIPULATION AND SETTLEMENT AGREEMENT